Exhibit 10.183

      SUPPLEMENT dated as of November 13, 2001 to the Subordination Agreement (as amended, supplemented, or modified from time to time, the "Subordination Agreement") made by DREW INDUSTRIES INCORPORATED, a Delaware corporation (the "Company") and each direct and indirect subsidiary thereof party thereto (collectively, together with the Company, the "Credit Parties") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank) as Agent (the "Administrative Agent") for the Secured Parties (as such term is defined in the Credit Agreement referred to below).

      Reference is hereby made to the Credit Agreement dated as of January 28, 1998 as amended and restated as of the date hereof (as further amended, supplemented, or modified from time to time, the "Credit Agreement") among KINRO INC., an Ohio corporation, LIPPERT TIRE & AXLE, INC. (formerly known as Shoals Supply, Inc.), a Delaware corporation, LIPPERT COMPONENTS, INC., a Delaware corporation, the financial institutions party thereto as lenders (the "Lenders") and JPMORGAN CHASE BANK as administrative agent (in such capacity, the "Administrative Agent").

      Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement.

      The Credit Parties have entered into the Subordination Agreement to induce the Lenders to make the Loans. Pursuant to (and as more particularly set forth in) Sections 4.01A(e) and 5.09 of the Credit Agreement, each undersigned Subsidiary of the Company (each, a "New Credit Party") is required to become a party to the Subordination Agreement pursuant to an instrument in form, scope and substance satisfactory to the Administrative Agent. Section 4.07(b) of the Subordination Agreement provides that the New Credit Party may become a party to the Subordination Agreement by entering into an agreement in the form of this Supplement.

      Accordingly, and for other good and lawful consideration the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent and the New Credit Party agree as follows:

      Section 1. In accordance with Section 4.07(b) of the Subordination Agreement, each New Credit Party by its signature below becomes a party to the Subordination Agreement with the same force and effect as if originally a signatory thereto, and each New Credit Party hereby agrees (a) to all the terms and provisions of the Subordination Agreement applicable to it as a Credit Party thereunder and (b) represents and warrants that the representations and warranties made by it as a Credit Party thereunder are true and correct on and as of the date hereof. Each reference to a "Credit Party" in the Subordination Agreement shall be deemed to include each New Credit Party. The Subordination Agreement is hereby incorporated herein by reference.

      Section 2. Each New Credit Party represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding at law or in equity).

      Section 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective as to a New Credit Party when the Administrative Agent shall have received counterpart of this Supplement that bears such signature of such New Credit Party and the Administrative Agent.

      Section 4. Each New Credit Party agrees to furnish (including herewith) to the Administrative Agent such information as the Administrative Agent or any Lender shall reasonably request in connection with such New Credit Party.

      Section 5. Except as expressly supplemented hereby, the Subordination Agreement shall remain in full force and effect.

      SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in any other Loan Document shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Credit Party shall be given to it at the address set forth under its signature hereto.

      Section 9. The New Credit Parties agree, jointly and severally, to reimburse the Administrative Agent for its expenses incurred in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel.


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

      IN WITNESS WHEREOF, each New Credit Party and the Administrative Agent have duly executed this Supplement as of the day and year first above written.


                              Coil Clip, Inc., an Alabama corporation

                              By:_______________________
                                   Name:
                                   Title:

                              Address of the New Credit Party:

                              c/o Drew Industries Incorporated
                              200 Mamaroneck Avenue
                              White Plains, NY  10601


                              LD Realty, Inc., a Kentucky corporation

                              By:_______________________
                                   Name:
                                   Title:

                              Address of the New Credit Party

                              c/o Drew Industries Incorporated
                              200 Mamaroneck Avenue
                              White Plains, NY  10601


                              Lippert Components of Canada, Inc., a Province of Ontario, Canada corporation

                              By:_______________________
                                   Name:
                                   Title:

                              Address of the New Credit Party

                              c/o Drew Industries Incorporated
                              200 Mamaroneck Avenue
                              White Plains, NY  10601


                              JPMORGAN CHASE BANK,
                              as Administrative Agent

                              By:_______________________
                                   Name:
                                   Title:
                                   Address:


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